SECOND AMENDMENT
        (TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT)


        SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN PLASMA-THERM, INC., A FLORIDA CORPORATION ("BORROWER"), AND NATIONSBANK OF FLORIDA, N.A., A NATIONAL BANKING ASSOCIATION ("LENDER"), DATED JANUARY 19, 1995 ("CREDIT AGREEMENT").

        WHEREAS,  Borrower and  Lender  entered  into the  Credit
   Agreement on January 19, 1995.

        WHEREAS, Borrower and Lender entered into an Amendment to the Credit Agreement on August 14, 1995 ("First Amendment").

        WHEREAS, on the date hereof, Lender has extended to Borrower an additional advance under the Line Loan (as said term is defined in the Credit Agreement) in the amount of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) (the "Third Future Advance"), which Third Future Advance has been consolidated with the Line Note (as said term is defined in the Credit Agreement) pursuant to the terms of that certain Future Advance, Consolidation and Modification Agreement dated of even date herewith.

        WHEREAS, on the date hereof, Lender has also agreed to allow Borrower to renew its $500,000.00 revolving line of credit for the issuance of standby letters of credit ("Letter of Credit Line").

        WHEREAS, Borrower and Lender desire to modify some of the terms and conditions set forth in the Credit Agreement, affirm that the terms of the Credit Agreement apply with full force and effect to the Third Future Advance and the renewal of the Letter of Credit Line, and otherwise ratify and reaffirm the terms and conditions of the Credit Agreement.

        NOW, THEREFORE, it is agreed as follows:

        1. Section 1.v. of the Credit Agreement is hereby amended to read as follows:

             v.   "Line  Commitment"   shall  mean  the
             maximum amount  of  the Letter  of  Credit
             Line and the Line Loan.

        2. Section 1.x. of the Credit Agreement is hereby amended to substitute as Exhibit "A-1" the Third Consolidation Line of Credit Promissory Note which is attached hereto and made a part hereof, which note of Borrower payable to the order of Lender shall from this date forward be the "Line Note" referred to in the Credit Agreement.

        3.   The first sentence  of Section 2, I.a. of the Credit
   Agreement is hereby amended to read as follows:


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   Second Amendment


             Subject to the terms and conditions stated herein, Lender may in its discretion lend to Borrower the lesser of i) the principal sum of THREE MILLION AND NO/100 DOLLARS
             ($3,000,000.00) or ii) the Borrowing Base as determined by Lender in accordance with Subsection 2, I.b. below.

        4. Section 2, II.d. of the Credit Agreement is hereby amended to change the expiration date of the Letter of Credit
   Line to May 19, 1997.

        5. Section 12.o. of the Credit Agreement is hereby amended to change the address of Lender to the following address:

             400 N. Ashley Drive, 2nd Floor
             Tampa, FL  33602
             Attn:  James E. Harden, Jr., Vice President
             Telephone: 813-224-5147
             Telecopy: 813-224-5770

        6. Exhibit "C" of the Credit Agreement is hereby amended to change the dollar amount shown in line item (K) from $2,500,000.00 to $3,500,000.00.

        7. Lender and Borrower hereby agree that all terms and conditions set forth in the Credit Agreement, as amended by the First Amendment and this Second Amendment, shall apply with full force and effect to the Third Future Advance as if the Third Future Advance had been extended on the date of the Credit Agreement and specifically referred to in the Credit Agreement.

        8. Except as otherwise set forth herein, all terms, conditions and covenants of the Credit Agreement and First Amendment shall remain the same and shall be fully binding upon and enforceable by the Lender and Borrower pursuant to their terms.



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        IN WITNESS  WHEREOF, Borrower  and Lender  have  executed
   this Second Amendment the day and year first above written.

          Signed, sealed and delivered
          in the presence of:
                                            PLASMA-THERM,  INC., a  Florida
                                            corporation

          /s/Diana DeFerrari                By:  /s/Ronald S. Deferrari
          (Signature of Witness)                 Ronald S. Deferrari
          Diana DeFerrari                        President
          (Print Name of Witness)

          /s/Jill R. Street                         (CORPORATE SEAL)
          (Signature of Witness)
          Jill R. Street
          (Print Name of Witness)


                                            NATIONSBANK OF FLORIDA, N.A., a
                                            national banking association

          /s/Diana DeFerrari                By:  /s/Penny White
          (Signature of Witness)                 Penny H. White
          Diana DeFerrari                        Its Vice President
          (Print Name of Witness)
                                                      (CORPORATE SEAL)
          /s/Jill R. Street
          (Signature of Witness)
          Jill R. Street
          (Print Name of Witness)



























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   Second Amendment              3


   STATE OF FLORIDA              )
   COUNTY OF PINELLAS            )

             The foregoing instrument was acknowledged before me this 17 day of November, 1995, by RONALD S. DEFERRARI, as the President of PLASMA-THERM, INC., a Florida corporation, on behalf of the corporation. He XX is personally known to me or
     has  produced                                             as
   identification.

                                            /s/Jill R. Street
                                            Jill R. Street
               (SEAL)                       (Print Name of Notary Public)
                                            Notary Public

          My Commission Expires:

   NOTARY PUBLIC
   STATE OF FLORIDA
   "OFFICIAL SEAL"
   Jill R. Street
   My Commission Expires 4/26/96
   Commission #CC 196605

   STATE OF FLORIDA              )
   COUNTY OF PINELLAS            )

             The foregoing instrument was acknowledged before me this 17 day of November, 1995, by PENNY H. WHITE, as the Vice President of NATIONSBANK OF FLORIDA, N.A., a national banking association, on behalf of the association. She
   is  personally known  to me  or          has  produced drivers
   license as identification.

                                            /s/Jill R. Street
                                            Jill R. Street
               (SEAL)                       (Print Name of Notary Public)
                                            Notary Public

          My Commission Expires:

   NOTARY PUBLIC
   STATE OF FLORIDA
   "OFFICIAL SEAL"
   Jill R. Street
   My Commission Expires 4/26/96
   Commission #CC 196605


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